UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)

Of the Securities Exchange Act of 1934

Check the appropriate box:

Preliminary Information Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
X	Definitive Information Statement
Mirenco, Inc.
(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
X	No fee required
Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:
Fee paid previously with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the ruling for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

MIRENCO, INC.

NOTICE OF

2006 ANNUAL MEETING OF SHAREHOLDERS

SEPTEMBER 29, 2006

To the Shareholders:

Notice is hereby given that the 2006 Annual Meeting of Shareholders of Mirenco, Inc., an Iowa company (the “Company”), will be held at Ames Auditorium, 515 Clark, Ames, Iowa 50010-6137, on September 29, 2006 at 9:30 AM for the following purposes:

1.

To elect directors of the Company to hold office until the next Annual Meeting of Shareholders or until their respective successors have been elected or appointed;

2.

To appoint Stark Winter Schenkein & Co., LLP as the Company’s certified public accountants for it’s fiscal year ending December 31, 2006; and

3.

To transact any and all other business that may properly come before the Meeting.

All shareholders of record at the close of business on August 15, 2006 are entitled to notice of this meeting.

The Company’s audited financial statements for the year ended December 31, 2005, together with certain other information concerning the Company, are included in the exhibits to this notice.

Copies of the Company’s Annual Report, including the Company’s audited financial statements for the year ended December 31, 2005, together with certain other information concerning the Company may be obtained by either calling the principal executive office at (800) 423-9903 or by downloading from our Internet site www.mirenco.com.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED

                                       NOT TO SEND US A PROXY.

By order of the Board of Directors,

/s/ Dwayne Fosseen

Dwayne Fosseen

Chief Executive Officer and Chairman

August 29, 2005

INFORMATION STATEMENT

Table of Contents

PAGE

INTRODUCTION

2

PROPOSAL 1—ELECTION OF DIRECTORS

3

PROPOSAL 2 – REAPPOINT CERTIFIED PUBLIC ACCOUNTANTS

5

EXECUTIVE COMPENSATION

6

OPTION/SAR GRANTS IN LAST FISCAL YEAR

6

DIRECTORS’ COMPENSATION

7

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND

MANAGEMENT

7

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

8

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

8

REPORT OF THE BOARD OF DIRECTORS REGARDING AUDIT ISSUES

9

AUDIT FEES

9

OTHER MATTERS

10

INTRODUCTION

This information Statement, dated August 29, 2006, is furnished in connection with the 2006 Annual Meeting of Shareholders of Mirenco, Inc. (the “Company”)’ to be held at the Ames Auditorium, on September 29, 2006 at 9:30 AM, and any adjournments thereof (the “Annual Meeting”), for the purposes set forth in the notice of such meeting.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED

NOT TO SEND A PROXY.

This Information Statement is available to shareholders as of September 1, 2006 by calling the Corporate office at (800) 423-9903.

The complete mailing address of the Company’s principal executive office is P.O. Box 343, Radcliffe, Iowa 50230 (telephone: 1-800-423-9903).

Only shareholders of record at the close of business on August 15, 2006 are entitled to participate in the Annual Meeting and any adjournments thereof. At that record date, the following voting shares of the Company were outstanding:

CLASS

SHARES OUTSTANDING

VOTING

Common Shares

21,187,225

21,187,225

Holders of all common shares will vote together as a single class on all matters expected to be acted on at the Annual Meeting. Under the laws of the State of Iowa (in which the Company is incorporated), abstentions and broker non-votes are counted in determining the votes present at the Annual Meeting. As to Proposals 1 and 2, an abstention or broker non-vote has the same effect as a vote against the proposal.

Appraisal rights are not available to shareholders with respect to any matter expected to be acted upon at the Annual Meeting.

At the date hereof, management of the Company has no knowledge of any business other than that described in the notice for the Annual Meeting that will be presented for consideration at such Annual Meeting.

On May 10, 2006 the Company filed an Annual Report on Form 10-KSB for the year ended December 31, 2005 (the “Annual Report”). The audited financial statements for the years ended December 31, 2005 along with certain other information from that Annual Report are included herein as exhibits. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which a solicitation of proxies is to be made.

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement, including the Exhibits hereto, contains statements that should be considered “forward-looking statements,” meaning they refer to possible future events or conditions. Such statements are generally identifiable by the words such as “plan,” “expect,” “estimate,” “budget” or similar words. THE ACHIEVEMENT OF CERTAIN RESULTS OR OTHER EXPECTATIONS CONTAINED IN SUCH FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS WHICH MAY CAUSE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS DESCRIBED TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. THE COMPANY DOES NOT EXPECT OR INTEND TO ISSUE ANY UPDATES OR REVISIONS TO THOSE FORWARD-LOOKING STATEMENTS IF OR WHEN ITS EXPECTATIONS, OR EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH SUCH STATEMENTS ARE BASED OCCUR.

PROPOSAL 1: ELECTION OF DIRECTORS

At the Annual Meeting, the terms of all of the directors will expire. Under the laws of the State of Iowa (in which the Company is incorporated), the election of directors requires the affirmative vote of a majority of the shares represented at the Annual Meeting. The holders of the Company’s common stock will vote as a single class on Proposal 1. The name and biography of each nominee is set forth below under “nominees.”

The Company’s Board of Directors is responsible for the affairs of the Company. The Board of Directors has established Compensation and Audit Committees. Directors Merlin Hanson and Don Williams made up the membership of both the Compensation and Audit Committees. The Compensation Committee, which met once during the fiscal year ended December 31, 2005, establishes the corporate officers’ salary levels. The Audit Committee, which also met once during the fiscal year ended December 31, 2005, evaluates, selects and recommends to the Company’s Board of Directors the audit firm to be used by the Corporation. All other functions are carried out by the Board collectively.

Nominees

It is intended that five directors be elected to hold office until the 2007 Annual Meeting and until their successors shall have been duly elected and qualified. The nominees listed below have been designated as such by the Board of Directors, and it is anticipated that the nominees will be candidates when the election is held. However, if for any reason a nominee is not a candidate at that time, a substitute nominee will be designated by the Company.

The nominees are currently directors of the Company.

Name Dwayne Fosseen Richard A. Musal Don D. Williams Merlin Hanson Timothy Neugent	Age 60 60 71 65 55

Position with the Company

Chief Executive Officer, President, Chairman of the Board of Directors and Treasurer

Chief Operating Officer, Chief Financial Officer, Secretary and Director

Director

Director

Director

Director Since February 21, 1997 August 11, 2003 June 1, 1998 August 11, 2003 September 10, 2003

Dwayne L. Fosseen, born in 1946, is founder, President, Chief Executive Officer, Chairman of the Board of Directors and Principal (controlling) Shareholder. Mr. Fosseen’s inventiveness and ingenuity have led to seven patents that have been issued in the U.S., Canada and Mexico in the field of energy conservation. He also has two patents pending. Mr. Fosseen has personally been involved in major projects with the U.S. Department of Agriculture, U.S. Department of Energy, Iowa Corn Growers Board, National Bio Diesel Board and the Iowa Soybean Promotion Board. Mr. Fosseen has over 15 years experience in the field of heavy-duty engines and has directed major EPA testing efforts at Ortech Corporation, an international emissions testing company. Mr. Fosseen is also the principal in Fosseen Manufacturing & Development, Inc.

Richard A. Musal, age 60, handles all corporate finance, accounting, tax, and internal audit responsibilities for Mirenco, Inc. as well as Chief Operating Officer duties. Musal draws upon considerable experience with start-up companies, investor relations, regulatory issues, and human resources from his 25-year career. Prior to joining Mirenco, Musal worked as a financial consultant for a variety of central Iowa businesses. He also was president and chief operating officer for AccessAir, Inc. of Des Moines, a commercial, passenger airline. Musal, a certified public accountant, was previously a partner for the McGladrey & Pullen accounting firm after founding his own accounting firm. He also was senior vice president, finance, for Kirke-Van Orsdel, Inc. of Des Moines. Musal earned a Bachelor of Science degree in business administration from Central Missouri State University. He is a veteran of the United States Navy and lives in Norwalk, Iowa.

Don D. Williams, born in 1934, a lifelong resident of Williams, Iowa, has been involved in the grain business and is a major producer of livestock. Mr. Williams has also been associated with real estate as a licensed associate. Mr. Williams has served as an officer of the County Farm Bureau Board, Heart of Iowa Realtors Board, and the County Compensation and Extension Board. A director of the Company since June 1, 1998, Mr. Williams is also a veteran of the Korean War.

Merlin “Mert” Hanson, age 65, is a retired partner of RSM McGladrey, an international public accounting and business-consulting firm. He was a partner in the firm for 27 years, until his retirement in 1999. He developed expertise in SEC accounting, mergers, acquisitions, corporate reorganizations, and strategic planning during his more than 30 years with RSM McGladrey. Hanson served in many management positions and a four-year term on the board of directors of RSM McGladrey.

Hanson, who resides in Des Moines, served on many charitable and economic development organizations, including the Golden Circle Business Center and the Golden Circle Loan Guaranty Fund and was a consultant to the Iowa Department of Economic Development. Hanson has been a dedicated volunteer for Goodwill Industries, serving several terms as treasurer and chairman of the board of Goodwill Industries of Central Iowa. He also served nine years on the national board of Goodwill Industries International, including a term as chairman of the board.

Tim Neugent, age 55, is a talented executive with extensive experience as a hands-on manager in the areas of marketing, management, raising of capital and financing, as well as strategic planning and implementation.

Neugent, who resides in Des Moines, has served as Chief Executive and/or Consultant for a number of prominent Iowa companies. He currently serves as an officer or director of several Iowa voluntary organizations and was a recipient of the Ernst & Young Entrepreneur of the Year Award in 1996.

The Board of Directors held three meetings during the fiscal year ended December 31, 2005. All directors holding office were present at all meetings.

Executive Officers

The current executive officers of the Company are as follows:

Name	Age	Position with the Company

Dwayne Fosseen	60	Chief Executive Officer, President, Chairman of the Board of Directors and Treasurer
Richard A. Musal	60	Chief Operating Officer, Chief Financial Officer, Secretary and Director

Each corporate officer was elected to hold office until he resigns or is removed by the Board of Directors.

For a biography of Dwayne Fosseen and Richard A. Musal, see “Nominees” on page 4.

PROPOSAL 2: APPOINTMENT OF ACCOUNTANTS

The Company’s board of directors, having declared its advisability, submits for shareholder approval a proposal to reappoint Stark Winter Schenkein & Co., LLP as the Company’s independent certified public accountants for the fiscal year ended December 31, 2006. Since representatives from Stark Winter Schenkein & Co., LLP will not be attending the annual meeting of Mirenco, Inc. on September 29, 2006, they will be unable to answer questions posed by shareholders at that time.

Under the laws of the State of Iowa (in which the Company is incorporated), approval of the proposed reappointment requires the affirmative vote of the holders of a majority of all outstanding shares entitled to vote thereon at the Annual Meeting.

OTHER BUSINESS

The Company does not know of any other business at the time of printing of this document that will be presented for consideration at the Annual Meeting. However, if any other business should come before the Annual Meeting, management of the Company will have discretion to act in accordance with its best judgment.

SUPPLEMENTAL DISCLOSURES

Summary Executive Compensation

The table below sets forth a summary of the compensation earned by our named chief executive officer for 2005, 2004, and 2003.

Summary Compensation Table

Annual Compensation

Long-Term Compensation Awards

Bonus

Restricted

Securities

Long-Term

Name and

Fiscal

and Other

Stock Awards

Underlying

Incentive

All other

Principal Position

Year

Salary($)

Compensation

Options

Plans

Compensation

Dwayne Fosseen

2005

$75,000

0

0

0

0

0

2004

$75,000

0

0

0

0

0

2003

$75,000

0

0

0

0

0

Options/SAR Grants in Last Fiscal Year

In the fiscal year ended December 31, 2005, stock options for 14,000 shares were granted to Directors.

Aggregate Option Exercises and Fiscal Year-End Option Value

There were no stock option exercises made by executive officers during the year ended December 31, 2005. Set forth in the table below is information, with respect to each Named Executive Officer, as to (a) the total number of unexercised options held on December 31, 2005, separately identified between those exercisable and those not exercisable; and (b) the aggregate value of in-the-money, unexercised options held on December 31, 2005, separately identified as those exercisable and those not exercisable.

2005 Year-End Option Value

Number of Securities Underlying

Unexercised Options at

Value of Unexercised

Fiscal Year-End (#)

In-The-Money Options

Name

Exercisable/Un-Exercisable (1)

at Fiscal Year-End ($)

Dwayne Fosseen

    7,000 / 0

$0 / $0

Richard A. Musal

187,000 / 0

$0 / $0

Compensation of Directors

Mileage reimbursement of $261 was paid to directors during the fiscal year ended December 31, 2005. In addition, stock options for 14,000 shares were granted to Directors in lieu of fees starting with the March 2005 Directors’ Meeting.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the individuals serving on the Board of Directors, the Company’s executive officers and significant employees, and information with respect to the number of shares of the Company’s common stock beneficially owned by each of them directly or indirectly, as of June 30, 2006. The number of shares beneficially owned includes shares, if any, held in the name of the spouse, minor children, or other relatives of the individual living in his home, as well as shares, if any, held in the name of another person under an arrangement whereby the individual enjoys the right to vote or the use of the income, or whereby the individual can vest or re-vest title in himself or herself at once or at some future time.

Name, Position and Address	Amount Beneficially		Percent
of Beneficial Owner	Owned		of Class

Dwayne Fosseen, Director, Chairman of the Board	9,617,195	(a)	38.29%
and Chief Executive Officer
206 May Street
Radcliffe, IA 50230

Richard A. Musal, Director, Chief Operating Officer	1,318,500	(b)	5.25%
and Chief Financial Officer
206 May Street
Radcliffe, IA 50230

Don Williams, Director	414,700	(b)	1.65%
206 May Street
Radcliffe, IA 50230

Tim Neugent, Director	42,000	(b)	0.17%
206 May Street
Radcliffe, IA 50230

Merlin Hanson, Director	14,000	(b)	0.06%
206 May Street
Radcliffe, IA 50230

All Directors and Officers as a group
(5 persons)	11,406,395		45.41%

(a)

Dwayne Fosseen’s beneficial ownership includes 35,450 shares, which are acquirable within 60 days pursuant to the exercise of outstanding stock options owned by himself and his spouse.

(b)

Includes shares, which are acquirable pursuant to the exercise of outstanding stock options and warrants.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the fiscal year ended December 31, 2005, and Forms 5 and amendments thereto furnished to the Company with respect to the fiscal year ended December 31, 2005, the following table identifies any director, officer or beneficial owner of more than ten percent of the Company’s common stock who failed to file on a timely basis reports required by section 16(a) of the Exchange Act.

Number of

Transactions

Not Reported

Known

Number of

on a Timely

Failure to

Reporting Person

Late Reports

Basis

File

Dwayne Fosseen, CEO, Board Chairman and treasurer

0

0

None

Don Williams, Director

0

0

None

Merlin Hanson, Director

0

0

None

Richard A. Musal, COO, CFO, Director

0

0

None

Tim Neugent, Director

0

0

None

Certain Relationships and Related Transactions

The Company purchased services from several entities with direct relationships to the majority stockholder of the Company.  Such payments totaled $9,600 and $17,780 for the years ended December 31, 2005 and 2004, respectively.

The Company entered into a lease with its majority stockholder for the land on which the Company had constructed a new facility.  The lease provided a buyout option that the Company exercised to purchase the land for $20,000 in 2003.  The amount payable to the stockholder on this transaction was $19,639 at December 31, 2003.  The note was paid in full in March 2004.

During 2002, the Company entered into a note payable with the majority stockholder for $20,615.  The Company is to repay the loan in monthly installments of $861 including principal and interest at 8%.  The note had a balance of $7,501 at December 31, 2003, and matured in September 2004.

In May of 2004, the Company entered into a note payable with a related company for $60,000.  The Company is to repay the loan in monthly installments of $689 including principal and interest at 6.75%.  The note had a balance of $52,969 at December 31, 2005, and matures in May 2009.

On April 30, 1999, the Company entered into an agreement to acquire patents and trademarks for an initial price of $25,000 from a company whose stockholders have controlling ownership in the Company.  The patents and trademarks were recorded as a lump-sum purchase at the affiliate’s carrying value, $9,800, at the date of purchase.  The remaining $15,200 was recorded as a distribution to stockholders.  In July 2000, upon the completed sale of 1,000,000 shares of stock to the public and in accordance with the patent purchase agreement a payment of $225,000 was paid and was accounted for as a distribution to stockholders.  Also, the agreement provides for royalty payments in the amount of 3% of gross sales (including product sales, service revenues, and all revenues from sales of patent rights) for the 20 years that began November 1, 1999.  This agreement can be terminated by the seller if the Company fails to make the above payments or becomes insolvent.  From January 1, 1999 to October 31, 1999, the Company paid royalties for the use and potential marketing of the patents to the company that owned the patents based on 3% of sales calculated at an established unit price ($495) and minimum quantities (40 to 80 units per month), with payments generally made quarterly.  The Company incurred royalty fees to a company partially owned by the majority stockholder of the Company for the years ended December 31, 2005 and 2004 in the amounts of $16,722 and $10,113 respectively.

Report of the Board of Directors Regarding Audit Issues

The Board of Directors has reviewed and discussed with the management the Company’s audited financial statements as of and for the year ended December 31, 2005.

Audit Fees

The aggregate fees billed during the year ended December 31, 2005 for professional services rendered for the audit and review of (1) the Company’s annual and quarterly financial statements and (2) the Company’s registrations by Form SB-2 were $29,950.

[Balance of page left intentionally blank.]

OTHER MATTERS

Form 10-KSB

The Company filed an Annual Report on Form 10-k for the year ended December 31, 2005 on May 10, 2006 for the year ended December 31, 2005 and an amended Form 10-k for exhibits on May 10, 2006 with the Securities and Exchange Commission. Part one of that report, including audited financial statements and other information are included in the exhibits to this information Statement.

Proposals for 2007 Annual Meeting

Any shareholder wishing to submit a proposal for inclusion in the Information Statement for the Company’s Annual Meeting in 2007 pursuant to the shareholder proposal rules of the SEC should submit the proposal in writing to Richard A. Musal, Secretary, Mirenco, Inc., PO Box 343, Radcliffe, Iowa 50230. The Company must receive a proposal by March 31, 2007 in order to consider it for inclusion in the Information Statement with respect to the 2007 annual meeting.

In addition, the Company’s By-laws require that shareholders give advance notice and furnish certain information to the Company in order to bring a matter of business before an annual meeting or to nominate a person for election as a director. Any communication relating to those By-law provisions should be directed to Richard A. Musal at the above address.

Changes in or Disagreements with Accountants

None

[Balance of page left intentionally blank.]

Financial Statements and Report of Independent Certified Public Accountants

MIRENCO, Inc.

December 31, 2005 and 2004

C O N T E N T S

Page

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

FINANCIAL STATEMENTS

BALANCE SHEETS

14

STATEMENTS OF OPERATIONS

15

STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT

16

STATEMENTS OF CASH FLOWS

17

NOTES TO FINANCIAL STATEMENTS

18

5

REPORT OF INDEPENDENT

CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors and Stockholders

MIRENCO, Inc.

We have audited the accompanying balance sheet of MIRENCO, Inc. as of December 31, 2005,  and the related statements of operations, changes in stockholders' equity, and cash flows for the years ended December 31, 2005 and 2004.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MIRENCO, Inc. as of December 31, 2005, and the results of its operations and its cash flows for the years ended December 31, 2005 and 2004, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note B, the Company incurred a net loss of $719,622 and $1,229,182 during the years ended December 31, 2005 and 2004.  This, among others factors, as discussed in Note B to the financial statements, raise substantial doubt about the Company’s ability to continue as a going concern.  Management’s plans in regard to these matters are also described in Note B.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Stark Winter Schenkein & Co., LLP

Denver, Colorado

May 2, 2006

The accompanying notes are an integral part of these statements.

MIRENCO, INC.
BALANCE SHEET
December 31, 2005

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$ 4,984
Accounts receivable	37,871
Inventories	124,957
Prepaid expense	15,410
Total current assets	183,222

PROPERTY AND EQUIPMENT, net	536,100

PATENTS AND TRADEMARKS, net of accumulated amortization
of $6,615	3,185

OTHER ASSETS	6,407
$ 728,914
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Current portion of note payable	$ 11,375
Accounts payable	179,201
Accrued expenses	29,310
Due to officers	149,014
Other current liabilities	30,101
Note payable to related parties	4,842
Total current liabilities	403,843

NOTE PAYABLE, less current portion	110,002

NOTES PAYABLE TO RELATED PARTIES, less current portion	98,127

STOCKHOLDERS' EQUITY
Common stock, no par value: 100,000,000 shares authorized,
17,959,954 shares issued and outstanding	9,271,465
Preferred stock, no stated value: 50,000,000 shares authorized,
none issued and outstanding	-
Additional paid-in capital	1,714,954
Deferred compensation	(2,182)
Accumulated (deficit)	(10,867,295)
116,942
$ 728,914

The accompanying notes are an integral part of these statements.

MIRENCO, INC.
STATEMENTS OF OPERATIONS
Year ended December 31,

	2005	2004

Sales	$ 720,122	$ 353,834

Cost of sales	434,127	239,094

Gross profit	285,995	114,740

Salaries and wages	614,270	762,358
Royalty expenses	21,604	10,113
Advertising	17,027	9,457
Other general and administrative expenses	332,198	551,088

	985,099	1,333,016

(Loss) from operations	(699,104)	(1,218,276)

Other income (expense)
Interest income	3	847
Interest expense	(20,521)	(11,753)
	(20,518)	(10,906)

NET (LOSS)	$ (719,622)	$ (1,229,182)

Net (loss) per share available for common
shareholders - basic and diluted	(0.04)	(0.09)

Weighted-average shares outstanding -
basic and diluted	16,960,418	13,451,707

MIRENCO, INC.
STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
Years Ended December 31, 2005 and 2004

			Additional
	Common Stock		Paid-In	Accumulated	Deferred
	Shares	Amount	Capital	Deficit	Compensation	Total
Balance January 1, 2004	11,795,334	$ 760,010	$ 1,714,954	$ (8,918,491)	$ -	$ (6,443,527)

Transfer from Stock
Subject to Rescission	1,508,908	7,544,540	-	-	-	7,544,540

Issuance of stock for cash	1,769,840	447,835	-	-	(5,250)	442,585

Shares contributed and
cancelled	(1,000,000)	-	-	-	-	-

Amortization of deferred	-	-	-	-	1,317	1,317
compensation
Net (loss)	-	-	-	(1,229,182)	-	(1,229,182)
Balance December 31, 2004	14,074,082	8,752,385	1,714,954	(10,147,673)	(3,933)	315,733

Issuance of stock for accounts	355,000	60,750	-	-	-	60,750
payable

Issuance of stock for cash	3,530,872	458,330	-	-	-	458,330

Deferred Compensation	-	-	-	-	1,751	1,751

Net ( loss)	-	-	-	(719,622)	-	(719,622)

Balance December 31, 2005	17,959,954	$ 9,271,465	$ 1,714,954	$ (10,867,295)	$ (2,182)	$ 116,942

		The accompanying notes are an integral part of these financial statements

.

The accompanying notes are an integral part of these statements.

MIRENCO, INC.
STATEMENTS OF CASH FLOWS
Year ended December 31,

	2005	2004
Cash flows from operating activities
Net (loss)	$ (719,622)	$ (1,229,182)
Adjustments to reconcile net (loss) to net cash
and cash equivalents used in operating activities:
Depreciation and amortization	44,945	61,038
Deferred compensation	1,751	-
(Increase) decrease in assets
Accounts receivable	36,006	(72,873)
Inventories	(6,353)	7,314
Other	(10,398)	22,037
Increase (decrease) in liabilities
Accounts payable	83,130	26,116
Due officers and affiliates	104,821	97,984
Accrued expenses	(175)	15,358
Other current liabilities	-	30,101
Net cash (used in) operating activities	(465,895)	(1,042,107)

Cash flows from investing activities
Purchase of property and equipment	(10,397)	(1,279)
Capitalization of patent expense	(6,407)	-
Net cash (used in) investing activities	(16,804)	(1,279)

Cash flows from financing activities
Proceeds from capital lease	10,021	-
Payments capital leases	(1,406)	-
Proceeds from issuance of stock for cash	458,330	442,585
Principal payments on long-term debt:
Banks and others	(7,862)	(11,878)
Related parties	(4,527)	(9,596)
Proceeds from long-term borrowing:
Banks and others	-	155,000
Related parties	-	80,000
Net cash provided by financing activities	454,556	656,111

Decrease in cash and cash equivalents	(28,143)	(387,275)

Cash and cash equivalents, beginning of year	33,127	420,402

Cash and cash equivalents, end of year	$ 4,984	$ 33,127

Supplementary disclosure of cash flow information:
Cash paid during the year for interest	$ 20,521	$ 11,753
Cash paid during the year for income taxes	$ -	$ -
Supplementary disclosure of significant non-cash and
financing investing activities:
Issuance of stock for accounts payable	60,750	-
Transfer of inventory to property, plant, & equipment	4,530	-

MIRENCO, Inc.

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows.

1.

Nature of Business

MIRENCO, Inc. (the Company) was organized and incorporated as an Iowa corporation on February 21, 1997.  The Company develops, markets and distributes certain technologically advanced products for which it has exclusive licensing rights. These products are for throttle control of internal combustion vehicles, primarily to improve fuel efficiency, reduce vehicle maintenance costs, reduce environmental emissions and improve overall vehicle performance.  The Company's products are sold primarily in the domestic market.

2.

Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with an original maturity of 3 months or less to be cash equivalents.

3.

Revenue Recognition

In general, the Company records revenue when persuasive evidence of an arrangement exists, services have been rendered or product delivery has occurred, the sales price to the customer is fixed or determinable, and collectability is reasonably assured. The following policies reflect specific criteria for the various revenues streams of the Company:

Revenue is recognized from sales when a product is shipped and from services when they are performed.

 4.

Accounts Receivable

Accounts receivable are stated at estimated net realizable value.  Accounts receivable are comprised of balances due from customers net of estimated allowances for uncollectible accounts. In determining collectability, historical trends are evaluated and specific customer issues are reviewed to arrive at appropriate allowances.

5.

Inventories

Inventories, consisting of purchased finished goods ready for sale, are stated at the lower of cost (as determined by the first-in, first-out method) or market.

6.

Income Taxes

The Company accounts for income taxes under the asset and liability method, whereby deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates applied to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.  Deferred tax assets are recognized to the extent management believes that it is more likely than not that they will be realized.

7.

Patents and Trademarks

Patents and trademarks will be amortized on the straight-line method over their remaining legal lives of 7 years as of December 31, 2005.  The Company recorded amortization expense of $980 in 2005 and 2004.  Patents are stated net of amortization of $6,615.

8.

Property and Equipment

Property and equipment are stated at cost.  The Company provides for depreciation on the straight-line method over the estimated useful lives of 3 years for computer equipment, 5 years for manufacturing and test equipment and other equipment, and 39 years for buildings.

9.

Impairment of Long-Lived Assets

The carrying value of long-lived assets is reviewed on a regular basis for the existence of facts and circumstances that suggest impairment. During 2005 and 2004, no material impairment has been indicated. Should there be an impairment, in the future, the Company will measure the amount of the impairment based on the amount that the carrying value of the impaired assets exceed the undiscounted cash flows expected to result from the use and eventual disposal of the from the impaired assets.

10.

Stock-Based Compensation

The Company accounts for equity instruments issued to employees for services based on the fair value of the equity instruments issued and accounts for equity instruments issued to other than employees based on the fair value of the consideration received or the fair value of the equity instruments, whichever is more reliably measurable.

The Company accounts for stock based compensation in accordance with SFAS 123, "Accounting for Stock-Based Compensation." The provisions of SFAS 123 allow companies to either expense the estimated fair value of stock options or to continue to follow the intrinsic value method set forth in APB Opinion 25, "Accounting for Stock Issued to Employees" (APB 25) but disclose the pro forma effects on net income (loss) had the fair value of the options been expensed. The Company has elected to continue to apply APB 25 in accounting for its stock option incentive plans.

11.

Net Loss Per Share

The Company calculates net income (loss) per share as required by Statement of Financial Accounting Standards (SFAS) 128, "Earnings per Share." Basic earnings (loss) per share is calculated by dividing net income (loss) by the weighted average number of common shares outstanding for the period. Diluted earnings (loss) per share is calculated by dividing net income (loss) by the weighted average number of common shares and dilutive common stock equivalents outstanding. During periods in which the Company incurs losses common stock equivalents, if any, are not considered, as their effect would be anti dilutive.

12.

Fair Value of Financial Instruments

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of December 31, 2005. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash, accounts receivable, accounts payable and accrued expenses and notes payable. Fair values were assumed to approximate carrying values for these financial instruments because they are short term in nature and their carrying amounts approximate fair values.

The carrying value of the Company’s long-term debt approximated its fair value based on the current market conditions for similar debt instruments.

13.

Royalty Expense

Royalty expense is recorded and paid based upon the sale of products, services, and rights related to patents according to a contractual agreement (see Note J).

14.

Advertising

Advertising costs are charged to expense as incurred and were $17,027 and $9,457 for the years ended December 31, 2005 and 2004, respectively.

15.  Software Development Costs

In connection with the development of software, the Company will incur external costs for software, and consulting services, and internal costs for payroll and related expenses of its technology employees directly involved in the development. Purchased software costs will be capitalized in accordance with Statement of Position 98-1 “Accounting for the Costs of Computer Software Developed or Obtained for Internal Use”. All other costs will be reviewed for determination of whether capitalization or expense as product development cost is appropriate in accordance with Statement of Position 98-1.

16.  Research and Development

The Company expenses research and development costs as incurred.  Such costs include certain prototype products, test parts, consulting fees, and costs incurred with third parties to determine feasibility of products.  Costs incurred for research and development were $60,898 and $8,772 in 2005 and 2004, respectively.

17.  Use of Estimates

In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Significant estimates are used when accounting for the Company’s carrying value of inventory, fixed assets, depreciation, accruals, taxes and contingencies, which are discussed in the respective notes to the financial statements.

18. Segment Information

The Company follows SFAS 131, “Disclosures about Segments of an Enterprise and Related Information." Certain information is disclosed, per SFAS 131, based on the way management organizes financial information for making operating decisions and assessing performance. The Company currently operates in a single segment and will evaluate additional segment disclosure requirements as it expands its operations.

19.  Recent Pronouncements

SFAS 156

In March 2006, the FASB issued SFAS 156, “Accounting for Servicing of Financial Assets  -  an Amendment of SFAS 140”,  “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”, with respect to the accounting for separately recognized servicing assets and servicing liabilities. This Statement:

1.

Requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations.

2.

Requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, if practicable.

3.

Permits an entity to choose either the amortization method or the fair value measurement method for each class of separately recognized servicing assets and servicing liabilities.

4.

At its initial adoption, permits a one-time reclassification of available-for-sale securities to trading securities by entities with recognized servicing rights, without calling into question the treatment of other available-for-sale securities under Statement 115, provided that the available-for-sale securities are identified in some manner as offsetting the entity’s exposure to changes in fair value of servicing assets or servicing liabilities that a servicer elects to subsequently measure at fair value.

5.

Requires separate presentation of servicing assets and servicing liabilities subsequently measured at fair value in the statement of financial position and additional disclosures for all separately recognized servicing assets and servicing liabilities.

Adoption of this Statement is required as of the beginning of the first fiscal year that begins after September 15, 2006.  The adoption of this statement is not expected to have a material impact on our financial statements.

SFAS 155

In February 2006, the FASB issued SFAS 155, “Accounting for Certain Hybrid Financial Instruments—an amendment of FASB Statements No. 133 and 140.” this Statement amends FASB Statements No. 133, Accounting for Derivative Instruments and Hedging Activities, and No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. This Statement resolves issues addressed in Statement 133 Implementation Issue No. D1, “Application of Statement 133 to Beneficial Interests in Securitized Financial Assets.”

This Statement:

a.

Permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation

b.

Clarifies which interest-only strips and principal-only strips are not subject to the requirements of Statement 133

c.

Establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation

d.

Clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives

e.

Amends Statement 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument.

This Statement is effective for all financial instruments acquired or issued after the beginning of our first fiscal year that begins after September 15, 2006.

The fair value election provided for in paragraph 4(c) of this Statement may also be applied upon adoption of this Statement for hybrid financial instruments that had been bifurcated under paragraph 12 of Statement 133 prior to the adoption of this Statement. Earlier adoption is permitted as of the beginning of our fiscal year, provided we have not yet issued financial statements, including financial statements for any interim period, for that fiscal year. Provisions of this Statement may be applied to instruments that we hold at the date of adoption on an instrument-by-instrument basis.

The company is currently reviewing the effects of  adoption of this statement but it is not expected to have a material impact on our financial statements.

In May 2005, the FASB issued SFAS No. 154, “Accounting Changes and Error Corrections – a replacement of APB Opinion No. 20 and FASB Statement No. 3.”  This Statement replaces APB Opinion No 20, “Accounting Changes,” and SFAS No. 3, “Reporting Accounting Changes in Interim Financial Statements,” and changes the requirements for the accounting for, and reporting of, a change in accounting principle.  This Statement applies to all voluntary changes in accounting principle.  It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions.  When a pronouncement includes specific transition provisions, those provisions should be followed.

SFAS No. 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after January 15, 2005.  It will only affect the financial statements of the Company if there is a change in any accounting principle.  At this time, no such changes are contemplated or anticipated.

In March 2005, the Securities and Exchange Commission (SEC) issued Staff Accounting bulletin No 107 (SAB 107) which provides guidance regarding the interaction of SFAS 123(R) and certain SEC rules and regulations.   The new guidance includes the SEC’s view on the valuation of share-based payment arrangements for public companies and may simplify some of SFAS 123R’s implementation challenges for registrants and enhance the information investors receive.

In March 2005, the FASB issued FIN 47, Accounting for conditional Asset Retirement Obligations, which clarifies that the term “conditional asset retirement obligation” as used in SFAS 143, Accounting for Asset Retirement Obligations, refers to a legal obligation to perform an asset retirement activity in which the timing and/or method of settlement are conditional on a future event that may or may not be within the control of the entity.  FIN 47 requires an entity to recognize a liability for the fair value of a conditional asset retirement obligation if the fair value can be reasonably estimated.  FIN 47 is effective no later than the end of the fiscal year ending after December 15, 2005.  The Company does not believe that FIN 47 will have a material impact on its financial position or results from operations.

In December 2004, the FASB issued SFAS 123(R), “Share-Based Payment.” SFAS 123(R) amends SFAS 123, “Accounting for Stock-Based Compensation,” and APB Opinion 25, “Accounting for Stock Issued to Employees.” SFAS 123(R) requires that the cost of share-based payment transactions (including those with employees and non-employees) be recognized in the financial statements. SFAS 123(R) applies to all share-based payment transactions in which an entity acquires goods or services by issuing (or offering to issue) its shares, share options, or other equity instruments (except for those held by an ESOP) or by incurring liabilities (1) in amounts based (even in part) on the price of the entity’s shares or other equity instruments, or (2) that require (or may require) settlement by the issuance of an entity’s shares or other equity instruments. This statement is effective (1) for public companies qualifying as SEC small business issuers, as of the first interim period or fiscal year beginning after December 15, 2005, or (2) for all other public companies, as of the first interim period or fiscal year beginning after June 15, 2005, or (3) for all nonpublic entities, as of the first fiscal  year beginning after December 15, 2005. Management is currently assessing the effect of SFAS No. 123(R) on the Company’s financial statements.

NOTE B - BASIS OF PRESENTATION

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern.  However, the Company has incurred and may continue to incur net losses in the future. Net losses for the years ending December 31, 2005 and 2004 were ($719,622) and ($1,229,182) respectively, and the company had negative working capital of ($220,621) and ($72,050) at December 31, 2005 and 2004. If revenues do not increase substantially in the near future, additional sources of funds will be needed to maintain operations.  These matters give rise to substantial doubt about the Company’s ability to continue as a going concern.

Management and other personnel have been focused on product and service development in lieu of product marketing.  The Company’s management team has diligently explored several market segments relative to the Company’s product and service lines over the past 3 years.  From that exploration, the Company has decided it is in its best interests to explore the use of existing, well-established distribution channels for marketing and selling the DriverMax® product line.  Management also believes a large market exists for the Company’s testing services and the information provided by those services.  A combination of the products and services has been developed as a long-term program for current and potential customers, particularly in regulated markets.  The Company has designed such a program for the school bus fleet in the state of Iowa and is awaiting funding to complete a 5-year contract.  Management will focus on the Company’s efforts on the sales of products, services, and programs with sensible controls over expenses.  Management believes these steps, if successful, will improve the Company’s liquidity and operating results, allowing it to continue in existence.

The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.

NOTE C - PROPERTY AND EQUIPMENT

Property and equipment consisted of the following at December 31, 2005:

Land and building	$ 569,748
Computer equipment	81,241
Manufacturing and test equipment	85,799
Tool and die	29,025
Other equipment	122,679
888,492
Less accumulated depreciation	352,392
$ 536,100

The Company recorded $43,965 and $58,740 respectively, of depreciation expense for the years ended December 31, 2005 and 2004.

NOTE D - ACCRUED EXPENSES

Accrued expenses consisted of the following at December 31, 2005:

Royalty	$ 4,882
Payroll and payroll taxes	22,768
Other	1,660
$ 29,310

NOTE E - NOTES PAYABLE

Notes payable consisted of the following at December 31, 2005:

		Current	Long-term
	Total	Portion	Portion
Note payable to bank in monthly installments of
$1,435, including principal and variable interest,
currently 7.75%, guaranteed by stockholder,
guaranteed by Small Business Administration	$ 112,763	$ 8,490	$ 104,273

Capital lease payable to leasing company in
monthly installments of $375.59, including
principal and interest of 20.625%, maturing in	8,614	2,885	5,728
in July, 2008.

	$ 121,377	$ 11,375	$ 110,002

Maturities of notes payable are as follows:

2006: $11,375– 2007: $12,802 – 2008: $12,412 – 2009: $11,330 – 2010: $12,540 –Thereafter: 60,918

NOTE F – NOTES PAYABLE TO RELATED PARTIES

Notes payable to related parties consisted of the following a December 31, 2005:

		Current	Long-term
	Total	Portion	Portion

Notes payable to investors, 9% interest payable
quarterly, principal due in March and April, 2007	$ 30,000	$ -	$ 30,000

Note payable to stockholder, 9% interest payable
quarterly, principal due in March, 2007	20,000	-	20,000

Note payable to related Company in monthly
installments of $689, including principal and
interest of 6.75% maturing May, 2009	52,969	4,842	48,127

	$ 102,969	$ 4,842	$ 98,127

Maturities of related party notes payable are as follows:

2006: $4,842-2007: $55,180 – 2008: $5,540 – 2009: $37,407

NOTE G - CONCENTRATION OF CUSTOMERS

The Company had 2 customers that accounted for 46% of 2005 sales and 4 customers that accounted for 62% of 2004 sales.

NOTE H - LEASES

The Company entered into a lease agreement with its majority stockholder for the land on which the Company had constructed a new facility.  The lease established a perpetual term commencing October 1, 2000 at no rental cost to the Company. The Company purchased the land in 2003. (See Note J).

NOTE I - INCOME TAXES

The Company accounts for income taxes under SFAS 109 which requires use of the liability method.  SFAS 109 provides that deferred tax assets and liabilities are recorded based on the differences between the tax basis of assets and liabilities and their carrying amounts for financial reporting purposes, referred to as temporary differences.  Deferred tax assets and liabilities at the end of each period are determined using the currently enacted tax rates applied to taxable income in the periods in which the deferred tax assets and liabilities are expected to be settled or realized.

The provision for income taxes differs from the amount computed by applying the statutory federal income tax rate to income before provision for income taxes.  The sources and tax effects of the differences are as follows:

Income tax provision at federal statutory rate                                                34%

Effect of Operating Losses                                                                            (34%)

                                                                                                                           --%

As of December 31, 2005, the Company has a net operating loss carryforward of approximately $7,740,000.  This loss carryforward will be available to offset future taxable income.  If not used, this carryforward will expire through 2020.  The deferred tax asset of approximately $2,500,000 relating to the operating loss carryforward has been fully reserved as of December 31, 2005.  The increase the valuation allowance related to the deferred tax asset was approximately $240,000 during 2005.  The principal difference between the accumulated deficit for income tax purposes and for financial reporting purposes results principally from stock based compensation.

NOTE J - RELATED PARTY TRANSACTIONS

In 2005 the Company paid rent in the amount of $9,600 to an officer and majority stockholder. Payments to related parties in 2004 amounted to $17,870.

During 2002, the Company entered into a note payable with the majority stockholder for $20,615, which required monthly installments of $861 including principal and interest at 8%.  The note matured and final payment was made in September 2004.

On April 30, 1999, the Company entered into an agreement to acquire patents and trademarks for an initial price of $25,000 from a company whose stockholders have controlling ownership in the Company.  The patents and trademarks were recorded as a lump-sum purchase at the affiliate’s carrying value, $9,800, at the date of purchase.  The remaining $15,200 was recorded as a distribution to stockholders.  In July 2000, upon the completed sale of 1,000,000 shares of stock to the public and in accordance with the patent purchase agreement a payment of $225,000 was paid and was accounted for as a distribution to stockholders.  Also, the agreement provides for royalty payments in the amount of 3% of gross sales (including product sales, service revenues, and all revenues from sales of patent rights) for the 20 years which began November 1, 1999.  This agreement can be terminated by the seller if the Company fails to make the above payments or becomes insolvent.  From January 1, 1999 to October 31, 1999, the Company paid royalties for the use and potential marketing of the patents to the company that owned the patents based on 3% of sales calculated at an established unit price ($495) and minimum quantities (40 to 80 units per month), with payments generally made quarterly.  The Company paid royalty fees to a company partially owned by the majority stockholder of the Company for the years ended December 31, 2004 and 2003 in the amounts of $10,113 and $2,137 respectively.

In September, 2004, the Company entered into a seven year employment contract with an officer that requires a payment of one percent of sales in addition to a base salary of $132,000 as his compensation.

NOTE K - COMMON STOCK OPTIONS AND WARRANTS

     Options

During 1998, the Company established a nonqualified stock option plan (the 1998 Plan) pursuant to which options for up to 1,200,000 shares of the Company’s authorized but unissued common stock may be granted to employees and certain non-employees.  During 1999, the Company adopted the 1999 Stock Option Plan (the 1999 Plan), which provides for granting of options to officers, employees, advisors, and consultants of the Company, for the purchase of up to a total of 750,000 shares of the Company’s authorized but unissued common stock.  During 2001, the Company adopted the 2001 Stock Option Plan (the 2001 Plan), which provides for the granting of up to a total of 250,000 shares of the Company’s authorized but unissued common stock.  During 2004, the Company adopted the 2004 Stock Option Plan (the 2004 Plan) which provides for the granting up to a total of 1,000,000 shares of the Company’s authorized but unissued common stock.

During 2004 the Company granted 257,250 options and 7,000 options were exercised as shown below. The options are fully vested. The exercise price is the fair market value on the date of the grant and the options expire 6 years from the date of the grant.

During 2005 the Company granted a total of 1,086,500 options as shown below.  The options are fully vested.  Of these, 36,500 are exercisable at $.31, the fair market value at the date of grant, and  expire 9 years from the date of grant.  In addition, in 2005, the Company granted 1,050,000 options to officers, with an exercise price of $.15 per share. Substantially all of the options were granted to employees, officers and directors. No compensation costs have been recorded in conjunction with the issuances of the options.  Management of the Company believes there is no material difference between the reported net loss and the pro-forma net loss.

			Weighted-
			average
			exercise
	Number of shares		price
	Outstanding	Exercisable	per share
Outstanding, January 1, 2004	772,460	772,460	$ 3.02
Granted	257,250	257,250	0.49
Exercised	(7,000)	(7,000)	0.71
Outstanding, December 31, 2004	1,022,710	1,022,710	2.37
Granted	1,086,500	1,086,500	0.15
Exercised	-	-	-
Outstanding, December 31, 2005	2,109,210	2,109,210	$ 1.23

The following table summarizes information about options outstanding at December 31, 2005 under the Compensatory Stock Option Plans:

2005 Compensatory Stock Options and Warrants

Options outstanding				Options exercisable

Weighted-average
Range of	Number	remaining	Weighted-average	Number	Weighted-average
exercise prices	outstanding	contractual life	exercise price	exercisable	exercise price
$0.12-$5.00	2,109,210	6.35	$ 1.23	2,109,210	$ 1.23

SFAS 123 requires the Company to provide proforma information regarding net income and earnings per share as if compensation cost for the Company’s stock option plans had been determined in accordance with the fair value based method prescribed in SFAS 123.  The fair value of the option grants is estimated on the date of grant utilizing the Black-Scholes option pricing model.  The following weighted average assumptions were used for grants during 2004: expected life of options 10 years, expected volatility of 113%, risk-free interest rate of 3.0% and no dividend yield.  The weighted average fair value at the date of grant for options granted approximated $.31.  The following weighted average assumptions were used for grants during 2005: expected life of options of 10 years, expected volatility of 150%, risk-free interest rate of 3.0% and no dividend yield.  The weighted average fair value at the date of grant for options approximated $.15.  These results may not be representative of those to be expected in future years.

Under the provisions of SFAS 123, the Company’s net (loss) and (loss) per share of the years ended December 31, 2005 and 2004, would have been (increased) to the proforma amounts indicated below:

Net (loss)	2005	2004
As reported	(719,622)	(1,229,182)
Proforma	(889,622)	(1,308,982)
Basic and diluted (loss) per share
As reported	(0.04)	(0.09)
Proforma	(0.05)	(0.10)

Warrants

The Company extended the expiration date of 275,116 warrants which were to expire on June 24, 2004 to June 25, 2006.  The warrants entitle the warrant holders to acquire one common share for each warrant at $1.00 per share.

In conjunction with the return of 1,000,000 common shares in 2004 the Company issued 1,000,000 warrants to purchase common stock at $.25 per share to an officer. The warrants have no expiration date.

In addition, in conjunction with the cash sale of common shares discussed in Note L the Company issued 366,580 warrants to purchase common stock at $.20 per share. There warrants expire on June 30, 2006.

In December 2005 the company granted 1,050,000 warrants to officers with an exercise price of $.15 per share.  The warrants have no expiration date.

NOTE L - STOCKHOLDERS' EQUITY

During 2004, the Company issued 12,500 shares of common stock in conjunction with a private placement debt offering to qualified investors only.  The fair market value of these shares of $5,250 has been recorded as deferred compensation and is being amortized over the term of the debt of 36 months. Amortization of $1,751 and $1,317 was recorded in 2005 and 2004, respectively. In 2004, the Company also sold 1,000,000 shares of common stock in an unregistered transaction to an unrelated investor for cash aggregating $250,000 and issued 7,000 shares of common stock to an officer pursuant to an option exercise, for cash aggregating $5,000. Also in 2005, the Company sold 3,885,872 shares for $519,080 cash.

NOTE M - STOCK SUBJECT TO RESCISSION OFFER

On August 12, 2000, the Company determined that re-sales of Iowa-Only Offering Shares by Iowa residents to non-Iowa residents violated certain provisions of the Securities Act of 1933.  In response, the Company undertook an offering to rescind the earlier Iowa-Only Offering.  As a result, the Iowa-Only Offering Shares, 1,561,248 shares, in the amount of $7,806,240, were classified as temporary equity.

Once approved for distribution, the Rescission Offer was outstanding from January 26, 2001 to February 26, 2001.  During this period Iowa-Only Offering Stockholders had the option to reject the Rescission Offer formally in writing; to take no action within the 30 days, thereby retaining their outstanding Iowa-Only Offering Shares; or to accept the Rescission Offer formally in writing.  Seventy-one formal rescission acceptances representing 52,340 shares were received from Iowa-Only Offering Stockholders, resulting in a total of $276,690 being paid in cash to these stockholders for the return of their original investment plus interest at 8% annually.  The maximum obligation under this offer was estimated to be $8,100,000, including the original investment plus interest at 8% per year.  As a result of the rescission, the Company has paid interest in the amount of $14,990, which is included in the total above.

As a result of the Rescission Offer, the Company had classified the Iowa-Only Offering Shares and proceeds as a liability.  These shares remained as a liability until the violations under the securities laws had been cured. Subsequent to the close of the original sale of Iowa-Only Offering Shares, the Company believed that Iowa-Only Offering Stockholders were estopped from arguing injury.  However, the Company was contingently liable to such stockholders during the period covered by the statute of limitations, a period of 3 years from the date of the Rescission Offer which expired on February 26, 2004, at which time the Company reclassified the amounts to equity.

NOTE N – AMENDMENT TO ARTICLES OF INCORPORATION

In January 2004, Stockholders of the Company approved a change to its Articles of Incorporation increasing its authorized capital to 100,000,000 common shares and 50,000,000 preferred shares. The Amended Articles of Incorporation were filed with the Secretary of State of Iowa on June 18, 2004.

NOTE O– SUBSEQUENT EVENTS

Through May 4, 2006, the Company issued an aggregate of 2,345,590 shares of common stock for cash aggregating $278,689.  The shares sold for cash were restricted and were sold at a discount from the trading price of the common shares on the subscription dates.

 Financial Statements for the Six Months Ended June 30, 2006

MIRENCO, Inc.
BALANCE SHEET
(unaudited)
June 30, 2006

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$ 44,401
Accounts receivable	58,671
Inventories	109,862
Other	5,784
Total current assets	218,718
PROPERTY AND EQUIPMENT, net	515,919
PATENTS AND TRADEMARKS, net	8,992
$ 743,629

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Current portion of note payable	$ 7,470
Current portion of capital lease	3,202
Accounts payable	143,403
Accrued expenses	58,116
Due to officers	181,328
Other current liabilities	25,739
Notes payable to related parties	55,008
Total current liabilities	474,266

LONG TERM LIABILITIES
Notes payable, less current portion	101,469
Notes payable to related parties, less current portion	45,581
Capital lease, less current portion	4,044
Total long term liabilities	151,094

STOCKHOLDERS' EQUITY
Preferred stock, $.01 par value, 50,000,000 shares authorized	-
no shares issued or outstanding
Common stock, no par value: 100,000,000 shares authorized,
20,789,225 shares issued and outstanding	9,609,710
Additional paid-in capital	1,714,954
Deferred compensation	(1,307)
Accumulated (deficit)	(11,205,088)
118,269
$ 743,629

MIRENCO, Inc.
STATEMENTS OF OPERATIONS
(unaudited)
	Three Months	Three Months
	Ended	Ended
	June 30, 2006	June 30, 2005

Sales	$ 192,995	$ 187,807

Cost of sales	119,582	67,454

Gross profit	73,413	120,353

Salaries and wages	151,067	242,676
Other general and administrative expenses	83,377	104,901

	234,444	347,577

(Loss) from operations	(161,031)	(227,224)

Other income (expense)
Interest income	1	1
Interest expense	(5,471)	(4,416)

	(5,470)	(4,415)

NET (LOSS)	$ (166,501)	$ (231,639)

Net (loss) per share available for common
shareholders - basic and diluted	$ (0.01)	$ (0.01)

Weighted-average shares outstanding -
basic and diluted	20,393,779	16,582,495

MIRENCO, Inc.
STATEMENTS OF OPERATIONS (unaudited)

	Six Months	Six Months
	Ended	Ended
	June 30, 2006	June 30, 2005

Sales	$ 307,893	$ 321,755

Cost of sales	212,404	134,150

Gross profit	95,489	187,605

Salaries and wages	269,763	453,812
Other general and administrative expenses	152,531	212,077

	422,294	665,889

(Loss) from operations	(326,805)	(478,284)

Other income (expense)
Interest income	2	1
Interest expense	(10,989)	(9,302)

	(10,987)	(9,301)

NET (LOSS)	$ (337,792)	$ (487,585)

Net (loss) per share available for common
shareholders - basic and diluted	$ (0.02)	$ (0.03)

Weighted-average shares outstanding -
basic and diluted	19,282,854	16,582,495

MIRENCO, Inc.
STATEMENTS OF CASH FLOWS
(unaudited)
	Six Months	Six Months
	Ended	Ended
	June 30, 2006	June 30, 2005
Cash flows from operating activities
Net cash (used in) operating activities	$ (286,844)	$ (436,499)

Cash flows from investing activities
Net cash (used in) investing activities	(50)	(5,583)

Cash flows from financing activities
Proceeds from issuance of stock	338,245	489,461
Principal payments on long-term debt:
Banks and others	(9,554)	(4,400)
Related parties	(2,380)	(2,225)
Net cash provided by financing activities	326,311	482,836

Increase in cash and cash equivalents	39,417	40,754

Cash and cash equivalents, beginning of period	4,984	33,127

Cash and cash equivalents, end of period	$ 44,401	$ 73,881

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MIRENCO, Inc.

NOTES TO FINANCIAL STATEMENTS

(unaudited)

June 30, 2006

NOTE A – BASIS OF PRESENTATION

The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) for interim financial information and Item 310(b) of Regulation S-B. They do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting only of normal recurring adjustments) considered necessary for a fair presentation have been included.

The results of operations for the periods presented are not necessarily indicative of the results to be expected for the full year. For further information, refer to the financial statements of the Company as of December 31, 2005, and for the two years then ended, including notes thereto included in the Company’s Form 10-KSB.

NOTE B – INVENTORY

Inventories, consisting of purchased finished goods ready for sale, are stated at the lower of cost (as determined by the first-in, first-out method) or market.

NOTE C - REALIZATION OF ASSETS

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern. Net loss for the six months ended June 30, 2006 was ($337,792).  The Company has incurred net losses aggregating $11,205,088 from inception, and may continue to incur net losses in the future. In addition, the Company had a working capital deficiency of ($255,548) as of June 30, 2006. If revenues do not increase substantially in the near future, additional sources of funds will be needed to maintain operations.  These matters give rise to substantial doubt about the Company’s ability to continue as a going concern.

Management and other personnel have been focused on product exposure and marketing. The Company’s management team has diligently explored several market segments relative to the Company’s product and service lines over the past 24 months.  From that exploration, the Company has decided it is in its best interests to market other products that are related to the DriverMax® product line.   In that respect, the Company has become an authorized reseller for Network Car, Inc. to market its Networkfleet product, which is a vehicle tracking and diagnostic reporting product that focuses on productivity and fuel efficiency.   Management also believes a large market exists for the Company’s testing and evaluation services and the information resulting from those services. By concentrating the sales efforts within its own reasonable geographical area, management believes it can better provide a professional, consultative approach toward customers needs and prove the value of its products and services.  Management will focus on the Company’s efforts on the sales of products, services, and programs with sensible controls over expenses.  Management believes these steps, if successful, will improve the Company’s liquidity and operating results, allowing it to continue in existence.

The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.

MIRENCO, Inc.

NOTES TO FINANCIAL STATEMENTS – Continued

(unaudited)

June 30, 2006

NOTE D - STOCKHOLDERS’ EQUITY

During the six months ended June 30, 2006, the Company issued 2,829,271 shares of common stock for cash of $338,243, which shares were issued at a discount to the fair market value of the shares.

During the six months ended June 30, 2006, the Company issued 5,000 options to directors to purchase common stock at $.1563 per share, 5,000 options at $.2750 per share and 5,000 option at $.3750 per share. The options are exercisable at those prices until January 31, 2014.  In addition, 10,000 options to purchase common stock at $.3375 per share were issued to an employee, also exercisable through January 31, 2014.  In addition, 135,000 options to purchase common stock at $.1525 per share were issued to employees, also exercisable through January 31, 2014.

The following summarizes the options outstanding at June 30, 2006:

			Weighted-
			average
			exercise
	Number of shares		price
	Outstanding	Exercisable	per share
Outstanding, December 31, 2005	2,109,210	2,109,210	1.23
Granted	160,000	160,000	0.17
Exercised	-	-	-
Outstanding June 30, 2006	2,269,210	2,269,210	$ 1.16

The following table summarizes information about options outstanding at June 30, 2006 under the Compensatory Stock  Option Plan:

2006 Compensatory Stock Options and Warrants

Options outstanding				Options exercisable

Weighted-average
Range of	Number	remaining	Weighted-average	Number	Weighted-average
exercise prices	outstanding	contractual life	exercise price	exercisable	exercise price
$0.12-$5.00	2,269,210	6.35	$ 1.16	2,269,210	$ 1.16

SFAS 123 requires the Company to provide pro forma information regarding net income and earnings per share as if compensation cost for the Company's stock option plans had been determined in accordance with the fair value based method prescribed in SFAS 123. The fair value of the option grants is estimated on the date of grant utilizing the Black-Scholes option pricing model. Had the company charged the fair value of the options issued to operations during the period ended June 30, 2006, there would not be a material difference in the net loss as reported.

NOTE E – NOTES PAYABLE

Notes payable consisted of the following at June 30, 2006:

		Current	Long-term
	Total	Portion	Portion
Note payable to bank in monthly installments of
$1,621, including principal and variable interest,
currently 10.50%, guaranteed by stockholder,
guaranteed by Small Business Administration	$ 108,939	$ 7,470	$ 101,469

Capital lease payable to leasing company in
monthly installments of $376, including principal
and interest of 20.625%, maturing in July, 2008	7,246	3,202	4,044

	$ 116,185	$ 10,672	$ 105,513

NOTE F – NOTES PAYABLE TO RELATED PARTIES

Notes payable to related parties consisted of the following at June 30, 2006:

		Current	Long-term
	Total	Portion	Portion
Notes payable to investors, 9% interest payable
quarterly, principal due in March and April, 2007	$ 30,000	$ 30,000	$ -

Note payable to stockholder, 9% interest payable
quarterly, principal due in March, 2007	20,000	20,000	-

Note payable to related Company in monthly
installments of $689, including principal and
interest of 6.75% maturing May, 2009	50,589	5,008	45,581

	$ 100,589	$ 55,008	$ 45,581

NOTE G – MAJOR CUSTOMER

In the first six months of  2006 two major customers accounted for 53% of total sales.

NOTE H – SUBSEQUENT EVENT

During July and August, 2006, 398,000 shares of stock were issued for cash of  $49,450.

Item 2.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

General and Background

We have incurred annual losses since inception while developing and introducing our original products and focusing management and other resources on capitalizing the Company to support future growth. Relatively high management, personnel, consulting and marketing expenditures were incurred in prior years in preparation for the commercialization of our products. We expect distribution and selling expenses to increase directly with sales increases, however, as a percentage of sales, these expenses should decline.  It is anticipated that general and administrative expenses should remain stable and decline significantly as a percentage of sales.

Liquidity and Capital Resources

Cash and equivalents and accounts receivable are currently the Company’s substantial source of  liquidity. The changes in Cash and Equivalents for the six months ended June 30, 2006 and 2005 can be reviewed in the Statements of Cash Flows in PART I Item 1 above.

According to the terms of our purchase agreement with American Technologies to acquire the patents and trademarks, we have incurred a 3% royalty of annual gross sales for a period of 20 years, which began November 1, 1999.

Results of Operations

Gross sales of $307,893, including $100,813 in product sales and $207,080 in sales of services, were realized for the six months ended June 30, 2006 and were $13,862 less than sales for the same period one year ago.  Cost of sales for the six months ended June 30, 2006 was $212,404 resulting in a net decrease of $92,117 in gross profit margin. In the six months ended June 30, 2006, $172,313 of employment costs were included in Cost of Sales compared to $94,575 in the corresponding period in the prior year.

A total of 17 full-time individuals, were employed with the Company at June 30, 2006 compared to a total of 19 at June 30, 2005.

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A comparative breakdown of “Other general and administrative expenses” per the Statements of Operations included in PART I Item 1 above is as follows:

	Six Months	Six Months
	Ended	Ended
	June 30, 2006	June 30, 2005

Royalty	$ 9,195	$ 9,656
Advertising	4,383	10,572
Depreciation and amortization	21,706	25,034
Insurance	30,912	38,429
Professional fees	22,717	31,939
Office expenses	23,519	24,608
Research and development	-	9,067
Travel	17,431	34,994
Utilities	22,668	27,778

Total general and administrative expenses	$ 152,531	$ 212,077

1.

Royalty expense is proportional to sales and is based on sales of products, services and rights related to patents according to the contractual agreement.

2.

Advertising expense for the six months ended June, 2006 decreased $6,189 over the same period in the prior year because of decreased recruiting activities.

3.

Depreciation and amortization expense decreased $3,328 from the corresponding period in the prior year because of computer and other equipment becoming fully depreciated in the prior period.

4.

Insurance expense for the six months ended June 30, 2006 decreased $7,517 from the corresponding period in the prior year because of a thorough examination of current coverage and obtaining a more competitive bid.

5.

Professional fees expense decreased $9,222 because of the discontinuance of the services of several outside consultants employed in 2005.

6.

Office expense for the six months ended June 30, 2006  was comparable to the corresponding period in the prior year.

7.

Research and development expenses were none for the six months ended June 30, 2006 compared to $9,067 for the same period in 2005 because of the Company’s emphasis of selling existing products as opposed to the development of new products.

8.

Travel expense for the first six months of 2006 was $17,563 less than for the first six months of 2005 due to reduced sales activity.

9.

Utilities expense for the first six months of 2006 was comparable to the expense for the first six months of 2005.

Interest expense for the six months ended June 30, 2006 and 2005 is a result of obtaining investor loans and bank loans in 2005 and 2004.

The Company uses estimates in the preparation of its financial statements.  The estimates used relate to valuation of receivables and the useful lives of its equipment and patents. Since the Company’s receivables consist of larger individual accounts, the Company elects to use the direct write off method for those accounts that are deemed to be uncollectible.  The Company believes there is no material difference in this method from the allowance method.  There have been no accounts written off in 2006. If it is determined that potential losses of a material amount in receivables, the allowance for doubtful accounts method will be adopted. No such allowance is considered to be required at this time. If it were determined that the depreciated cost of its equipment and the amortized cost of its patents exceeded their fair market value, there would be a negative impact on the results of operations to the extent the depreciated and amortized cost of these assets exceeded their fair market value. In connection with this, the value of certain real property was reduced in a prior year to conform with an appraisal of the property at that time. No such additional reduction is considered necessary at this time.

The carrying value of long-lived assets is reviewed on a regular basis for the existence of facts and circumstances that suggest impairment. During the first six months of 2006, no material impairment has been indicated. Should there be an impairment in the future, the Company will measure the amount of the impairment based on the amount that the carrying value of the impaired assets exceed the undiscounted cash flows expected to result from the use and eventual disposal of the impaired assets.

The Company accounts for equity instruments issued to employees for services based on the fair value of the equity instruments issued and accounts for equity instruments issued to other than employees based on the fair value of the consideration received or the fair value of the equity instruments whichever is more reliably measurable.

The Company accounts for stock based compensation in accordance with SFAS 123, “Accounting for Stock-Based Compensation”.  The provisions of SFAS 123 allow companies to either expense the estimated fair value of stock options or to continue to follow the intrinsic value method set forth in APB Opinion 25, “Accounting for Stock Issued to Employees” (APB Opinion 25) but disclose the proforma effects on net income (loss) had the fair value of the options been expensed.  The Company has elected to continue to apply APB Opinion 25 in accounting for its stock option incentive plans.

SFAS 123 requires the Company to provide pro forma information regarding net income and earnings per share as if compensation cost for the Company's stock option plans had been determined in accordance with the fair value based method prescribed in SFAS 123. The fair value of the option grants is estimated on the date of grant utilizing the Black-Scholes option pricing model. Had the company charged the fair value of the options issued to operations during the period ended June 30, 2006, there would not be a material difference in the net loss as reported.

In December 2004, the FASB issued SFAS 123(R), “Share-Based Payment.” SFAS 123(R) amends SFAS 123, “Accounting for Stock-Based Compensation,” and APB Opinion 25, “Accounting for Stock Issued to Employees.” SFAS 123(R) requires that the cost of share-based payment transactions (including those with employees and non-employees) be recognized in the financial statements. SFAS 123(R) applies to all share-based payment transactions in which an entity acquires goods or services by issuing (or offering to issue) its shares, share options, or other equity instruments (except for those held by an ESOP) or by incurring liabilities (1) in amounts based (even in part) on the price of the entity’s shares or other equity instruments, or (2) that require (or may require) settlement by the issuance of an entity’s shares or other equity instruments. This statement is effective (1) for public companies qualifying as SEC small business issuers, as of the first interim period or fiscal year beginning after December 15, 2005, or (2) for all other public companies, as of the first interim period or fiscal year beginning after June 15, 2005, or (3) for all nonpublic entities, as of the first fiscal  year beginning after December 15, 2005. Management is currently assessing the effect of SFAS No. 123(R) on the Company’s financial statements.

The Company outsources the production of its DriverMax® products to ICE Corporation of Manhattan, Kansas.  If, for some reason the relationship between  the Company and ICE Corporation should be interrupted or discontinued, the operations of the Company could be adversely affected until such time an alternative supply source could be located, contracted and begin producing our technology.  Such an event could materially effect the results of operations of the Company.  The Company continues to review its relationship with this single source and believes there is no need for an alternative source at this time. As sales of product grow the Company will continue to review alternative sources.

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Item 3.

CONTROLS AND PROCEDURES

An evaluation of the Company’s disclosure controls and procedures and internal controls and procedures was performed on April 26, 2006.  Based on that review, management concludes that the Company’s disclosure controls and procedures adequately ensure that information required to be disclosed by the Company in the reports that it files or submits under the Act is recorded, processed, summarized and reported, within the time periods specified in the Securities and Exchange Commission’s rules and forms. There have been no significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the evaluation date.  There have been no corrective actions with regard to significant deficiencies and material weaknesses since the evaluation date.

PART II. OTHER INFORMATION

Item 1.

Legal Proceedings

None

Item 2.

Changes in Securities

During the six months ended June 30, 2006, common stock of 2,829,271shares were issued. Changes in shares outstanding during the first six months are summarized as follows:

	Shares Issued	Amount

Shares outstanding January 1, 2006	17,959,954	$ 9,271,465
New shares issued for cash	2,829,271	338,245
Shares outstanding June, 30, 2006	20,789,225	$ 9,609,710

Item 3.

Defaults upon Senior Securities

None

Endnotes